BLACKROCK FUNDS II

BlackRock Aggressive Growth Prepared Portfolio

BlackRock Conservative Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Moderate Prepared Portfolio

(collectively, the “Funds”)

Supplement dated June 20, 2014

to the Funds’ Prospectus dated January 28, 2014

Effective immediately, the iShares MSCI EMU ETF, a series of iShares, Inc., is added as an eligible underlying fund in which the Funds may invest.

The section in the Prospectus captioned “Details About the Funds — Information about Underlying Funds and ETFs — Description of Underlying Funds — Exchange Traded Funds (“ETFs”)” is amended to add the following information:

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI EMU ETF	The fund seeks to track the investment results of an index composed of equities from countries within the European Monetary Union.

The fund seeks to track the investment results of the MSCI EMU Index (the “Underlying Index”), which consists of stocks from the following 11 developed market countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain. The Underlying Index may include large-, mid- or small-capitalization companies, and components primarily include consumer discretionary, financials and industrials companies. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Shareholders should retain this Supplement for future reference.

PRO-PP-0614SUP